Loss per Share	3 Months Ended
Mar. 31, 2019
Earnings Per Share [Abstract]
Loss per Share

8.	Loss per Share

Basic per share data is computed by dividing net income or loss applicable to common stockholders by the weighted average number of common shares outstanding during the period. Diluted per share data is computed by dividing net income or loss applicable to common stockholders by the weighted average number of common shares outstanding during the period increased to include, if dilutive, the number of additional common shares that would have been outstanding as calculated using the treasury stock method. Potential common shares were related to outstanding but unexercised options, multiple series of preferred stock, and warrants for all periods presented.

We have excluded all potentially dilutive securities from the calculation of diluted loss per share attributable to common stockholders as of March 31, 2019 and 2018, as their inclusion would be antidilutive. Potentially dilutive common shares excluded from the calculations of diluted loss per share were 0.3 million as of March 31, 2019, which includes 0.2 million outstanding warrants and 2,676 options, 92,523 shares of preferred stock, and restricted stock awards. Potentially dilutive common shares excluded from the calculation of diluted loss per share were 46,858 as of March 31, 2018.